The latest report from your
Fund's management team

ANNUAL REPORT

California
Tax-Free
Income Fund

AUGUST 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Volatility ruled during the spring, as rising interest rates and prospects of a slowing economy finally caught up to pricey growth stocks. As a result, the tech-heavy NASDAQ Composite Index advanced by only 3.37% through the end of August, while the Dow Jones Industrial Average lost 1.46% and the Standard & Poor's 500 Index was up 4.12%.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including both blue chip and old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and less frothy valuation levels. As for bonds, rising interest rates have kept the broader bond market in flux, but pockets of strength have emerged there, as well, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, has returned 14.28% since January.

Between now and year end, we expect the market's focus to be on Washington, as it usually is in an election year. While the presidential election is important, what warrants more attention is the Federal Reserve Board. The November election will generate more ink, but won't have anywhere near the impact on financial markets that further Fed action could. So we'll be watching the economic data to see whether the Fed has truly wound down its string of interest-rate hikes.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY DIANNE SALES, CFA, BARRY H. EVANS, CFA, AND
FRANK LUCIBELLA, CFA, PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock
California Tax-Free Income Fund. Caption below reads "Fund management team members (l-r): Dianne Sales, Barry Evans and
Frank Lucibella."]

John Hancock California
Tax-Free Income Fund

Municipal bonds rebound as economy slows

For much of the period, municipal bonds struggled under the weight of rising interest rates as the Federal Reserve attempted to put the brakes on inflationary pressures and the robust U.S. economy. In May, however, with preliminary signs that the economy could be headed for a soft landing and inflation was under control, the tide started to turn for municipal bonds. Hopes that the Fed's tightening was coming to an end fueled a rally in municipal bonds.

Another positive factor boosting munis was the increasingly favorable supply/demand situation. With state and local government issuing, on average, about 20% less debt this year, supply hasn't been able to keep pace with the demand surge that occurred as the market rallied. This phenomenon has driven prices higher in the municipal market, especially in recent months.

Despite their recent turnaround, municipal bonds weren't able to keep pace with their taxable counterparts. A shrinking supply of 30-year U.S. Treasuries drove prices up and yields down on the long end of the yield curve while interest rates rose on the short end. The end result was a rare inversion of the yield curve -- when short-term bonds pay higher interest rates than long-term bonds. As a result, long-term Treasuries became more attractive than munis.

"Another
 positive factor
 boosting
 munis was the
 increasingly
 favorable
 supply/demand
 situation."

A look at performance

Although municipal bonds didn't fare as well as their taxable counterparts, they still posted solid returns for the period. For the year ended August 31, 2000, John Hancock California Tax-Free Income Fund's Class A, Class B and Class C shares returned 5.93%, 5.14% and 5.03%, respectively, at net asset value. By comparison, the average California municipal bond fund returned 6.47% for the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into eleven sections (from top to left): Facility 2%, Housing 4%, Authority 4%, General Obligation 5%, Correctional Facility 5%, Electric 6%, Education 7%, Transportation 10%, Water & Sewer 11%, Health 13% and Other 33%. A note below the chart reads "As a percentage of net assets on August 31, 2000."]

"...we have
 recently
 begun to
 increase the
 Fund's
 interest-rate
 sensitivity..."

While the Fund turned in respectable returns for the year, a couple of things held performance back. In anticipation of further interest-rate increases, we kept the Fund positioned relatively defensively with a shorter duration. Duration measures the Fund's sensitivity to interest-rate changes. The shorter the duration, the less the Fund's net asset value will fluctuate with interest-rate changes. While the shorter duration definitely helped to protect the Fund early in the period when rates were rising, it held back our performance when munis rebounded this spring. In addition, we had a sizeable position in lower-quality credits, which underperformed during the period. As interest rates rose in the past year, many investors deserted lower-grade bonds for higher credit quality, resulting in widening credit spreads. As a result, lower-rated bonds lagged and our position in this arena hampered performance. Finally, one of our holdings -- Safety Kleen -- defaulted on its bond payments. In March, the company announced several accounting irregularities and was forced to move into bankruptcy.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Health-care bonds followed by a down arrow with the phrase "Reimbursement reductions, HMO difficulties." The second listing is Top-tier credits (AA or better) followed by an up arrow with the phrase "Investors sought quality over yield." The third listing is Call-protected bonds followed by an up arrow with the phrase "Decreased availability boosts value." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Responding to market dynamics

With market dynamics shifting throughout the period, we responded by shifting the portfolio strategy. As we discussed above, we decreased the Fund's interest-rate sensitivity by shortening our duration early in the period, when interest rates were climbing. While in hindsight we waited too long to lengthen our duration, we have recently begun to increase the Fund's interest-rate sensitivity at the longer end of the market. Evidence of a slowing economy is gradually building, and we believe the Fed is at or near the end of the tightening cycle. With this outlook, there is substantial upside potential in the municipal market, and an increased sensitivity to rate changes will prepare the Fund to take advantage of this change.

While our lower-quality holdings did detract somewhat from our total return performance this year, we plan to maintain our stake in these names. This sector has provided an important source of total return and interest income to the Fund. As interest rates decline again, we expect this sector to return to its position as a major contributor to performance.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended August 31, 2000." The chart is scaled in increments of 1% with 0% at the bottom and 7% at the top. The first bar represents the 5.93% total return for John Hancock California Tax-Free Income Fund Class A. The second bar represents the 5.14% total return for John Hancock California Tax-Free Income Fund Class B. The third bar represents the 5.03% total return for John Hancock California Tax-Free Income Fund Class C. The fourth bar represents the 6.47% total return for Average California municipal bond fund. A note below the chart reads "Total returns for John Hancock California Tax-Free Income Fund are at net asset value with all distributions reinvested. The average California municipal bond fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

Finally, as we've discussed in past reports, we've continued to focus on adding more call protection to the Fund. Call protection guards against a bond being redeemed by its issuer for a certain period of time. Good call protection is especially important in periods when interest rates are falling because issuers often try to refinance their bonds at lower interest rates. If a bond gets "called away" or redeemed early, investors are forced to reinvest their money in bonds with lower yields. With the economy slowing, we believe that interest rates are at some point likely to resume their decline. When that happens, the Fund will be well positioned with strong call protection.

California market

The California municipal market has outperformed the national tax-free market as its higher tax rates have fueled strong demand for munis. What's more, the state's economy is in excellent shape. In fact, Fitch IBCA upgraded its credit rating to AA during the period. Looking ahead, we expect to see economic growth start to taper off, especially given the difficulties in some of the state's technology and dot-com companies. However, because the state's economy is so strong and diverse, we do not expect to see the economy fall into a recession, but rather pull back slowly from its robust levels.

"The California
 municipal
 market has
 outperformed
 the national
 tax-free
 market..."

A look ahead

On a national level, evidence is mounting that the U.S. economy is beginning to slow. Clearly the Federal Reserve is aiming for a soft landing, and it has been successful in achieving this with its past tightening cycles. However, after six rate increases, the Fed is likely approaching the tail end of this cycle. This should bode well for bonds over the next six to 12 months. We have always felt that the latter part of 2000 would bring an improved scenario for bonds. Indeed, the recent volatility in the equity markets has led many investors to reconsider their asset allocation and to increase their bond holdings in order to add more stability to their portfolios.

------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock California Tax-Free Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

CLASS A
For the period ended June 30, 2000

                                               ONE         FIVE          TEN
                                              YEAR        YEARS        YEARS
                                             -----        -----        -----
Cumulative Total Returns                    (2.40%)      29.26%       90.27%
Average Annual Total Returns(1)             (2.40%)       5.27%        6.64%

CLASS B
For the period ended June 30, 2000

                                                                     SINCE
                                               ONE         FIVE    INCEPTION
                                              YEAR        YEARS   (12/31/91)
                                             -----        -----    ---------
Cumulative Total Returns                    (3.39%)      28.30%       59.62%
Average Annual Total Returns(1)             (3.39%)       5.11%        5.66%

CLASS C
For the period ended June 30, 2000

                                                        SINCE
                                               ONE    INCEPTION
                                              YEAR     (4/1/99)
                                             -----    ---------
Cumulative Total Returns                    (0.65%)      (1.77%)
Average Annual Total Returns(1)             (0.65%)      (1.42%)

YIELDS
As of August 31, 2000

                                                                  SEC 30-DAY
                                                                       YIELD
                                                                  ----------
John Hancock California Tax-Free Income Fund: Class A(1)               4.41%
John Hancock California Tax-Free Income Fund: Class B(1)               3.88%
John Hancock California Tax-Free Income Fund: Class C(1)               3.73%

Note to Performance

(1) The Adviser voluntarily reduced a portion of the management fee, the Distributor reduced the distribution and service fees applicable to Class B shares and the custodian fees were offset with balance credits during the periods shown. Without the reduction of expenses and the offset, the average annual total returns for the one-year, five-year and ten-year periods for Class A shares would have been (2.49%), 5.19% and 6.46%, respectively. Without the reduction of expenses and the offset, the average annual total returns for the one-year, five-year and since inception periods for Class B shares would have been (3.57%), 5.00% and 5.51%, respectively. Without the reduction of expenses and the offset, the average annual total return for the one-year and since inception periods for Class C shares would have been (0.73%) and (1.50%), respectively. Without the reduction of expenses and the offset, the yield for Class A, Class B and Class C shares would have been 4.32%, 3.79% and 3.64%, respectively.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock California Tax-Free Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock California Tax-Free Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock California Tax-Free Income Fund on August 31, 1990, before sales charge, and is equal to $20,712 as of August 31, 2000. The second line represents the Lehman Brothers Municipal Bond Index and is equal to $20,375 as of August 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock California Tax-Free Income Fund, after sales charge, and is equal to $19,780 as of August 31, 2000.

Line chart with the heading John Hancock California Tax-Free Income Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $17,408 as of August 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock California Tax-Free Income Fund on December 31, 1991, before sales charge, and is equal to $16,406 as of August 31, 2000.

Line chart with the heading John Hancock California Tax-Free Income Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $10,443 as of August 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock California Tax-Free Income Fund on April 1, 1999, before sales charge, and is equal to $10,213 as of August 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock California Tax-Free Income Fund, after sales charge, and is equal to $10,111 as of August 31, 2000.

*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- California Tax-Free Income Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 2000
--------------------------------------------------------------
Assets:
Investments at value -- Note C:
Tax-exempt long-term bonds
(cost -- $350,522,983)                            $372,957,365
Joint repurchase agreement
(cost -- $6,141,000)                                 6,141,000
                                             -----------------
                                                   379,098,365
Cash                                                       335
Receivable for investments sold                      5,477,600
Receivable for shares sold                             186,643
Interest receivable                                  5,022,080
Other assets                                           108,186
                                             -----------------
Total Assets                                       389,893,209
                                             -----------------
Liabilities:
Payable for shares repurchased                         405,105
Dividend payable                                        26,468
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                               191,271
Accounts payable and accrued expenses                  131,173
                                             -----------------
Total Liabilities                                      754,017
                                             -----------------
Net Assets:
Capital paid-in                                    377,474,915
Accumulated net realized loss on
investments and financial futures
contracts                                          (10,818,633)
Net unrealized appreciation of
investments                                         22,434,382
Undistributed net investment income                     48,528
                                             -----------------
Net Assets                                        $389,139,192
                                             =================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial interest outstanding -- unlimited number of shares authorized with
no par value)
Class A -- $305,754,361/28,609,351                      $10.69
==============================================================
Class B -- $80,632,778/7,544,787                        $10.69
==============================================================
Class C -- $2,752,053/257,509                           $10.69
==============================================================
Maximum Offering Price Per Share
Class A * -- ($10.69/0.955)                             $11.19
==============================================================
Class C -- ($10.69/0.99)                                $10.80
==============================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 2000
--------------------------------------------------------------
Investment Income:
Interest                                           $23,271,088
                                             -----------------
Expenses:
Investment management fee -- Note B                  2,084,812
Distribution and service fee -- Note B
Class A                                                438,750
Class B                                                850,722
Class C                                                 14,847
Transfer agent fee -- Note B                           221,578
Custodian fee                                          102,301
Legal and accounting services fee -- Note B             72,978
Auditing fee                                            35,830
Miscellaneous                                           23,798
Printing                                                19,861
Trustees' fees                                          18,995
Registration and filing fees                             9,446
Interest expense -- Note A                               9,357
Legal fees                                               3,274
Less: Management Fee Reduction -- Note B              (323,402)
Distribution and Service Fee
Reduction -- Note B
Class B                                                (85,072)
                                             -----------------
Total Expenses                                       3,498,075
                                             -----------------
Less Expense Reductions -- Note B                         (867)
                                             -----------------
Net Expenses                                         3,497,208
                                             -----------------
Net Investment Income                               19,773,880
                                             -----------------
Realized and Unrealized Gain (Loss)
on Investments:
Net realized loss on investments sold                 (799,211)
Change in net unrealized
appreciation/depreciation of
investments                                          1,419,502
                                             -----------------
Net Realized and Unrealized Gain on
Investments                                            620,291
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                    $20,394,171
                                             =================

See notes to financial statements.





The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                                                              YEAR ENDED AUGUST 31,
                                                                                    ---------------------------------------
                                                                                          1999                  2000
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                     $20,023,767           $19,773,880
Net realized loss on investments
sold and financial futures
contracts                                                                                    (115,392)             (799,211)
Change in net unrealized
appreciation/depreciation of
investments                                                                               (20,298,117)            1,419,502
                                                                                    -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations                                                             (389,742)           20,394,171
                                                                                    -----------------     -----------------
Distributions to Shareholders:
Distributions from net
investment income
Class A -- ($0.5609 and $0.5622
per share, respectively)                                                                  (15,529,991)          (15,772,201)
Class B -- ($0.4778 and $0.4840
per share, respectively)                                                                   (4,487,984)           (3,935,224)
Class C** -- ($0.1843 and $0.4731
per share, respectively)                                                                       (5,792)              (66,455)
                                                                                    -----------------     -----------------
Total Distributions to
Shareholders                                                                              (20,023,767)          (19,773,880)
                                                                                    -----------------     -----------------
From Fund Share Transactions -- Net:*                                                      27,533,302           (17,656,587)
                                                                                    -----------------     -----------------
Net Assets:
Beginning of period                                                                       399,055,695           406,175,488
                                                                                    -----------------     -----------------
End of period (including
undistributed net investment
income of $47,553 and $48,528,
respectively)                                                                            $406,175,488          $389,139,192
                                                                                    =================     =================


Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                        YEAR ENDED AUGUST 31,
                                        -----------------------------------------------------------------------------------
                                                         1999                                         2000
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                     4,985,184           $55,160,981             4,749,637           $49,524,647
Shares reinvested                                 667,420             7,379,055               681,546             7,098,714
                                        -----------------     -----------------     -----------------     -----------------
                                                5,652,604            62,540,036             5,431,183            56,623,361
Less shares repurchased                        (3,703,124)          (40,923,038)           (5,614,981)          (58,440,883)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                         1,949,480           $21,616,998              (183,798)          ($1,817,522)
                                        =================     =================     =================     =================
CLASS B
Shares sold                                     2,523,120           $28,092,730             1,107,617           $11,560,941
Shares reinvested                                 218,896             2,402,251               162,583             1,694,262
                                        -----------------     -----------------     -----------------     -----------------
                                                2,742,016            30,494,981             1,270,200            13,255,203
Less shares repurchased                        (2,300,517)          (25,454,751)           (2,972,879)          (30,940,197)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                           441,499            $5,040,230            (1,702,679)         ($17,684,994)
                                        =================     =================     =================     =================
CLASS C**
Shares sold                                        80,521              $874,475               190,830            $1,990,965
Shares reinvested                                     148                 1,599                 1,617                16,908
                                        -----------------     -----------------     -----------------     -----------------
                                                   80,669               876,074               192,447             2,007,873
Less shares repurchased                                --                    --               (15,607)             (161,944)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                       80,669              $876,074               176,840            $1,845,929
                                        =================     =================     =================     =================

** Class C shares commenced operations on April 1, 1999.

See notes to financial statements.





Financial Highlights
Selected data for each share of beneficial interest
outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
------------------------------------------------------------------------------------------------------------------------------
                                   YEAR ENDED    PERIOD ENDED                           YEAR ENDED AUGUST 31,
                                  DECEMBER 31,    AUGUST 31,       -----------------------------------------------------------
                                      1995          1996(1)           1997            1998            1999            2000
                                 -------------   -------------     -----------   -------------   -------------     -----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $9.28          $10.69          $10.36          $10.77          $11.19          $10.65
                                 -------------   -------------     -----------   -------------   -------------     -----------
Net Investment Income(2)                  0.57            0.39            0.57            0.56            0.56            0.56
Net Realized and Unrealized
Gain (Loss) on Investments
and Financial Futures
Contracts                                 1.41           (0.33)           0.41            0.42           (0.54)           0.04
                                 -------------   -------------     -----------   -------------   -------------     -----------
Total from Investment
Operations                                1.98            0.06            0.98            0.98            0.02            0.60
                                 -------------   -------------     -----------   -------------   -------------     -----------
Less Distributions:
Dividends from Net
Investment Income                        (0.57)          (0.39)          (0.57)          (0.56)          (0.56)          (0.56)
                                 -------------   -------------     -----------   -------------   -------------     -----------
Net Asset Value, End of
Period                                  $10.69          $10.36          $10.77          $11.19          $10.65          $10.69
                                 =============   =============     ===========   =============   =============     ===========
Total Investment Return at
Net Asset Value(3)                      21.88%           0.61%(4)        9.71%           9.32%           0.11%           5.93%
Total Adjusted Investment
Return at Net Asset Value(3,5)          21.73%           0.55%(4)        9.64%           9.26%           0.04%           5.84%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                        $309,305        $291,072        $291,167        $300,483        $306,786        $305,754
Ratio of Expenses to Average
Net Assets                               0.75%           0.76%(6,7)      0.75%           0.77%(7)        0.76%(7)        0.75%
Ratio of Adjusted Expenses
to Average Net Assets(8)                 0.90%           0.84%(6)        0.82%           0.83%           0.82%           0.84%
Ratio of Net Investment
Income to Average Net
Assets                                   5.76%           5.57%(6)        5.42%           5.05%           5.06%           5.39%
Ratio of Adjusted Net
Investment Income to
Average Net Assets(8)                    5.61%           5.48%(6)        5.35%           4.99%           4.99%           5.30%
Portfolio Turnover Rate                    37%(9)          30%             15%             10%              3%             11%
Fee Reduction Per Share(2)               $0.01           $0.01           $0.01           $0.01           $0.01           $0.01

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.


Financial Highlights (continued)
------------------------------------------------------------------------------------------------------------------------------
                                   YEAR ENDED    PERIOD ENDED                           YEAR ENDED AUGUST 31,
                                  DECEMBER 31,    AUGUST 31,       -----------------------------------------------------------
                                      1995          1996(1)           1997            1998            1999            2000
                                 -------------   -------------     -----------   -------------   -------------     -----------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $9.28          $10.68          $10.36          $10.77          $11.19          $10.65
                                 -------------   -------------     -----------   -------------   -------------     -----------
Net Investment Income(2)                  0.50            0.33            0.49            0.47            0.48            0.48
Net Realized and Unrealized
Gain (Loss) on Investments
and Financial Futures
Contracts                                 1.40           (0.31)           0.41            0.42           (0.54)           0.04
                                 -------------   -------------     -----------   -------------   -------------     -----------
Total from Investment
Operations                                1.90            0.02            0.90            0.89           (0.06)           0.52
                                 -------------   -------------     -----------   -------------   -------------     -----------
Less Distributions:
Dividends from Net
Investment Income                        (0.50)          (0.34)          (0.49)          (0.47)          (0.48)          (0.48)
                                 -------------   -------------     -----------   -------------   -------------     -----------
Net Asset Value, End of
Period                                  $10.68          $10.36          $10.77          $11.19          $10.65          $10.69
                                 =============   =============     ===========   =============   =============     ===========
Total Investment Return at
Net Asset Value(3)                      20.87%           0.20%(4)        8.88%           8.50%          (0.63%)          5.14%
Total Adjusted Investment
Return at Net Asset Value(3,5)          20.72%           0.14%(4)        8.81%           8.44%          (0.80%)          4.95%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $84,673         $83,253         $89,493         $98,572         $98,530         $80,633
Ratio of Expenses to Average
Net Assets                               1.50%           1.52%(6,7)      1.50%           1.52%(7)        1.51%(7)        1.50%
Ratio of Adjusted Expenses
to Average Net Assets(8)                 1.65%           1.59%(6)        1.57%           1.58%           1.67%           1.69%
Ratio of Net Investment
Income to Average Net
Assets                                   4.97%           4.81%(6)        4.66%           4.29%           4.31%           4.64%
Ratio of Adjusted Net
Investment Income to
Average Net Assets(8)                    4.82%           4.72%(6)        4.59%           4.23%           4.14%           4.45%
Portfolio Turnover Rate                    37%(9)          30%             15%             10%              3%             11%
Fee Reduction Per Share(2)               $0.01           $0.01           $0.01           $0.01           $0.01           $0.01



Financial Highlights (continued)
-----------------------------------------------------------------
                                   PERIOD ENDED       YEAR ENDED
                                     AUGUST 31,        AUGUST 31,
                                      1999(11)           2000
                                  -------------     -------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $11.14            $10.65
                                  -------------     -------------
Net Investment Income(2)                   0.18              0.47
Net Realized and Unrealized
Gain (Loss) on Investments
and Financial Futures
Contracts                                 (0.49)             0.04
                                  -------------     -------------
Total from Investment
Operations                                (0.31)             0.51
                                  -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.18)            (0.47)
                                  -------------     -------------
Net Asset Value, End of
Period                                   $10.65            $10.69
                                  =============     =============
Total Investment Return at
Net Asset Value(3)                       (2.77%)(4)         5.03%
Total Adjusted Investment
Return at Net Asset Value(3,5)           (2.80%)(4)         4.94%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $860            $2,752
Ratio of Expenses to Average
Net Assets                                1.61%(6,7)        1.60%
Ratio of Adjusted Expenses
to Average Net Assets(8)                  1.67%(6)          1.69%
Ratio of Net Investment
Income to Average Net Assets              4.20%(6)          4.54%
Ratio of Adjusted Net
Investment Income to
Average Net Assets(8)                     4.13%(6)          4.45%
Portfolio Turnover Rate                      3%               11%
Fee Reduction Per Share(2)                $0.01             $0.01

(1) Effective August 31, 1996, the fiscal period end changed from December 31 to August 31.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Not annualized.

(5) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

(6) Annualized.

(7) For the periods or years ended on or after August 31, 1996, the ratio of expenses to average net assets for the Fund excludes the effect of balance credits described in Note B. If these expense reductions were included, the ratio of expenses to average net assets would have been 0.75% for Class A, 1.50% for Class B and 1.60% for Class C for the periods or years ending from August 31, 1996 to August 31, 1999. For the year ended August 31, 2000, the ratio of expenses to average net assets for the Fund also includes the effect of balance credits, which would have been less than 0.01% for Class A, Class B and Class C.

(8) Unreimbursed, without fee reduction.

(9) Portfolio turnover excludes merger activity.

(10) Class C shares began operations on April 1, 1999.

See notes to financial statements.





Schedule of Investments
August 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by California Tax-Free Income Fund on August 31, 2000. It has two main categories: tax-exempt long-term bonds and short-term investments. The tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                       PAR VALUE                     YIELD
                                                     INTEREST    MATURITY    CREDIT      (000s        MARKET           AT
STATE, ISSUER, DESCRIPTION                             RATE        DATE      RATING*    OMITTED)       VALUE        MARKET +
--------------------------                          ---------    --------    ------     -------    ------------   ------------
TAX-EXEMPT LONG-TERM BONDS
California (88.04%)
ABAG Finance Auth for Nonprofit Corps., Cert of
Part Peninsula Family YMCA Ser A                       6.800%    10-01-11    A3         $940          $984,575         6.49%
Cert of Part Nat'l Center for Int'l Schools Proj       7.375     05-01-18    BB+       4,300         4,565,052         6.95
Alameda, County of, Cert of Part Cap Projs             6.750     06-01-16    A2          500           532,305         6.34
Anaheim Public Financing Auth, Sub Lease Rev 1997
Cap Apprec Ser C
Anaheim Pub Imp Proj                                    Zero     09-01-18    AAA       3,000         1,141,680         5.44
Anaheim, City of, Cert of Part Ref Reg Rites
Convention Ctr                                         8.070#    07-16-23    AAA       2,000         2,152,500         7.50
Antioch Public Financing Auth, Reassessment Rev
Ser B                                                  5.850     09-02-15    BB+       1,475         1,490,502         5.79
Avalon Community Improvement Agency, Tax Alloc
Community Imp Proj Ser B                               6.400     08-01-22    A-        1,795         1,906,918         6.02
Bakersfield Memorial Hospital, Hosp Rev Ser A          6.500     01-01-22    Baa1      2,000         2,100,760         6.19
Beaumont Unified School District, Cert of Part
Cap Imp Proj                                           7.700     01-01-21    AA        1,000         1,031,600         7.46
Beverly Hills Public Financing Auth, Lease Rev
INFLOS                                                 6.520#    06-01-15    AAA       2,500         2,590,625         6.29
Bonita Canyon Public Facilities Financing Auth,
Spec Tax Community Facil Dist No 98-1                  5.375     09-01-28    BB+       2,470         2,234,066         5.94
Brentwood Redevelopment Agency, Tax Alloc
Brentwood Redevel Proj Ser A                           7.700     11-01-08    BBB         135           138,131         7.53
Burbank Redevelopment Agency, Tax Alloc Golden
State Redevel Proj Ser A                               6.000     12-01-23    A-        2,750         2,815,588         5.86
California Educational Facilities Auth, Rev 1993
Ser B Pooled College & Univ Proj                       6.125     06-01-09    Baa2      1,000         1,050,960         5.83
California Health Facilities Financing Auth, Hosp
Rev 1991 Ser A San Diego Hosp Assoc                    6.950     10-01-21    Baa1        250           262,550         6.62
Ins Rev Ref Ser A Catholic Healthcare West
Obligated Group                                        5.750     07-01-15    AAA       2,000         2,099,920         5.48
Ins Rev Ser A San Diego Christian Foundation           6.250     07-01-12    AA-       1,135         1,187,539         5.97
Ins Rev Ser B Hlth Facil Small Facil                   7.500     04-01-22    AA-       2,000         2,236,080         6.71
Rev 1990 Ser A Kaiser Permanente                       7.000     12-01-10    AAA         600           616,218         6.82
Rev Ser 1994A Scripps Research Institute               6.300     07-01-09    A1          500           534,635         5.89
California Housing Finance Agency, Home Mtg Rev
1991 Ser A                                             7.375     08-01-17    AA-         150           154,400         7.16
Home Mtg Rev 1994 Ser C                                6.650     08-01-14    AA-       1,000         1,021,940         6.51
Home Mtg Rev 1994 Ser G                                7.250     08-01-17    AA-       2,580         2,638,979         7.09
Home Mtg Rev 1999 Ser L                                 Zero     02-01-18    AAA       9,100         3,174,717         6.14
Hsg Rev 1991 Ser E                                     7.000     08-01-26    AAA         525           542,808         6.77
California Pollution Control Financing Auth, Poll
Control Rev 1991 Ser Southern Calif Edison Co          6.900     12-01-17    A+          500           522,535         6.60
Poll Control Rev 1992 Ser A Pacific Gas & Elec Co      6.625     06-01-09    AA-         500           526,415         6.29
Poll Control Rev 1997 Ser A Laidlow Environmental
Proj                                                   6.700     07-01-07    D         2,000            76,400         0.00
Solid Waste Disposal Rev Keller Canyon Landfill
Co Proj                                                6.875     11-01-27    BB-       2,000         1,979,120         6.95
California Rural Home Mortgage Finance Auth,
Single Family Mtg Rev Ser A Mtg Backed Sec's
Prog                                                   7.550     11-01-26    AAA         560           600,102         7.05
Single Family Mtg Rev Ser A Mtg Backed Sec's Prog
Step Coupon                                            7.750#    05-01-27    AAA         550           594,105         7.17
California State Public Works Board, Lease Rev
1993 Ser A California State Univ Various
Community College Proj                                 5.625     12-01-18    A+        3,700         3,938,169         5.28
Lease Rev 1994 Ser A Dept of Corrections Calif
State Prison Monterey County (Soledad II)              6.875     11-01-14    A+          500           562,390         6.11
Lease Rev 1996 Ser A Dept of Corrections               5.500     01-01-15    AAA       5,145         5,348,948         5.29
Lease Rev Ref 1993 Ser A California State Univ
Various Univ Proj                                      5.500     06-01-21    A+        1,250         1,257,138         5.47
Lease Rev Ref 1993 Ser A Dept of Corrections
Various State Prisons                                  5.000     12-01-19    AAA       5,000         4,890,750         5.11
Lease Rev Ser A Dept of Corrections                    5.250     01-01-21    AAA       4,500         4,471,875         5.28
California Statewide Communities Development
Auth, Ins Rev Ref Cert of Part Triad Healthcare
Hosp                                                   6.500     08-01-22    A+       11,000        11,705,980         6.11
Ins Cert of Part United Western Medical Centers        6.750     12-01-21    AA-       3,500         3,682,420         6.42
Ins Ref Cert of Part Statewide Univ Northridge
Proj                                                   6.000     04-01-26    AAA       1,620         1,691,782         5.75
Cert of Part Catholic Healthcare West                  6.500     07-01-20    BBB+      1,750         1,771,508         6.42
Cert of Part The Internext Group                       5.375     04-01-30    BBB       2,500         2,177,875         6.17
Ins Rev Cert of Part Hlth Facil Eskaton
Properties                                             6.700     05-01-11    AAA       1,250         1,327,213         6.31
Ins Rev Cert of Part Hlth Facil AIDS Proj Los
Angeles                                                6.250     08-01-22    AA-       2,000         2,073,440         6.03
California, State of, General Obligation               4.750     04-01-29    AA-       3,000         2,681,490         5.31
Campbell, City of, 1991 Cert of Part Prefef Civic
Ctr Proj (Campbell Calif CTFS Parth)                   6.750     10-01-17    AAA         155           162,556         6.44
1991 Cert of Part Unref Bal Civic Ctr Proj             6.750     10-01-17    A2        1,565         1,640,949         6.44
Capistrano Unified School District, Spec Tax of
Community Facil Dist 92-1                              7.100     09-01-21    AA        2,250         2,633,873         6.07
Spec Tax of Community Facil Dist 92-1                  7.000     09-01-18    AA        1,500         1,646,850         6.38
Carson Redevelopment Agency, Tax Alloc Ser 1992
Area No 1 Redevel Proj                                 6.375     10-01-12    BBB+        500           522,540         6.10
Center Unified School District,
GO Cap Apprec Ser C                                     Zero     09-01-16    AAA       2,145           928,849         5.30
Central Coast Water Auth, Rev State Wtr Proj
Regional Facil Ser 1992                                6.600     10-01-22    AAA       3,700         3,959,999         6.17
Central Valley Financing Auth, Cogeneration Proj
Rev Carson Ice-Gen Proj Ser 1993                       6.200     07-01-20    AAA       1,000         1,074,230         5.77
Cogeneration Proj Rev Carson Ice-Gen Proj Ser
1993                                                   6.100     07-01-13    AAA       3,300         3,536,214         5.69
Clearlake Redevelopment Agency, Tax Alloc
Highlands Park Community Devel Proj                    6.400     10-01-23    BBB-        500           510,725         6.27
Contra Costa County Public Financing Auth, Lease
Rev Ref Various Cap Facs Ser 1999A                     5.000     06-01-28    AAA       3,000         2,815,890         5.33
Corona Community Facilities District 97-2,
Special Tax Rev                                        5.875     09-01-23    BB+       1,500         1,456,755         6.05
Costa Mesa Public Financing Auth, 1991 Local
Agency Rev Ser A                                       7.100     08-01-21    BBB         220           225,414         6.93
Culver City Redevelopment Finance Auth, Rev Ref
Sub Tax Alloc Ser 1999B                                6.200     11-01-18    BBB-      2,000         2,038,720         6.08
Davis Redevelopment Agency, Tax Alloc Ref Davis
Redevel Proj                                           7.000     09-01-24    AAA       5,115         5,583,841         6.41
Del Mar Race Track Auth, Rev Ref Ser 1996              6.000     08-15-06    BBB       2,240         2,302,451         5.84
Rev Ref Ser 1996                                       6.200     08-15-11    BBB       1,865         1,920,073         6.02
Delano, City of, Cert of Part                          7.000     04-01-10    A-        2,000         2,043,340         6.85
Duarte, City of, Cert of Part City of Hope Nat'l
Medical Center Proj                                    6.250     04-01-23    AAA       5,000         5,361,050         5.83
East Bay Municipal Utility District, Wastewater
Treatment Sys Rev Ref                                  6.720#    06-01-20    AAA       6,000         6,037,500         6.68
Encinitas Public Finance Auth, Cert of Part Ser A
Civic Ctr Proj                                         6.750     12-01-11    A-        1,300         1,368,406         6.41
Fairfield Public Financing Auth, 1995 Rev Ser A
Pennsylvania Ave Storm Drainage Proj                   6.500     08-01-21    A-        1,085         1,155,482         6.10
Fontana Public Financing Auth, Tax Alloc Rev 1990
Ser A North Fontana Redevel Proj                       7.250     09-01-20    BBB         325           331,789         7.10
Tax Alloc Rev Sub Lien 1991 Ser A North Fontana
Redevel Proj                                           7.750     12-01-20    AA          195           207,515         7.28
Foothill/Eastern Transportation Corridor Agency,
Toll Rd Rev Fixed Rate Current Int Ser 1995A           6.500     01-01-32    AAA       1,665         1,878,869         5.76
Toll Rd Rev Fixed Rate Current Int Ser 1995A           6.000     01-01-34    AAA      14,775        16,265,354         5.45
Toll Road Rev Ref Cap Apprec                            Zero     01-15-25    BBB-      6,615         1,529,388         6.10
Toll Road Rev Ref Conv Cap Apprec                       Zero     01-15-26    BBB-      5,000         2,865,350         6.10
Fresno Joint Powers Financing Auth, Rev Ser A          6.550     09-02-12    BBB       2,000         2,117,680         6.19
Fresno, City of, Hlth Facil Rev Ser 1991 Saint
Agnes Medical Center                                   6.625     06-01-21    AA          250           265,630         6.24
Industry Urban-Development Agency, Tax Alloc Ref
Trans Dist Proj 3                                      6.900     11-01-16    A-        1,020         1,073,122         6.56
Inglewood, City of, Cert of Part Ref Civic Ctr
Imp Proj                                               7.000     08-01-19    BBB-      1,000         1,045,610         6.69
Irvine, City of, Imp Board Act of 1915 Assessment
Dist 95-12 Ser B                                       6.550     09-02-21    BB+       1,000         1,099,970         5.95
Imp Board Act of 1915 Assessment
Dist 97-16-Group 4                                     6.375     09-02-22    BBB       1,200         1,215,924         6.29
Mobile Home Park Rev Ser A Meadows Mobile Home
Park                                                   5.700     03-01-28    BBB-      4,000         3,550,600         6.42
Irwindale Community Redevelopment Agency, Sub
Lien Tax Alloc Industrial Devel Proj                   7.050     06-01-26    BBB       2,750         2,969,203         6.53
Laguna Salada Union School District, Ser C              Zero     08-01-26    AAA       1,000           231,270         5.73
Lincoln Redevelopment Agency, Tax Alloc Lincoln
Redevel Proj                                           7.650     08-01-17    BBB+        610           641,860         7.27
Long Beach, City of, Harbor Rev Ref Ser A              6.000     05-15-18    AAA       2,660         2,900,836         5.50
Los Alamitos Unified School District, Spec Tax of
Community Facil Dist 90-1                              7.150     08-15-21    Baa1      6,005         6,299,005         6.82
Los Angeles Community Facilities District, Spec
Tax No 3 Cascades Business Park Proj                   6.400     09-01-22    BB+       1,000         1,020,960         6.27
Los Angeles Community Redevelopment Financing
Auth, Rev MultiFamily Ser A Grand Central Square       5.850     12-01-26    BB        2,000         1,851,240         6.32
Los Angeles Department of Water and Power, Elec
Plant Rev Ref 2nd Iss of 1993                          5.400     11-15-12    A+        1,000         1,031,450         5.24
Los Angeles Public Works Financing Auth, Rev
Regional Park & Open Space Dist A                      6.000     10-01-15    AA        3,750         4,086,187         5.51
Los Angeles, County of, Cert of Part Disney
Parking Proj                                           6.500     03-01-23    BBB+      2,000         2,153,080         6.04
Cert of Part Reg Linked SAVRS & RIBS Ref Proj          6.708     06-01-15    BBB+      1,200         1,244,868         6.47
Metropolitan Water District, Wtr Rev Iss of 1991       6.625     07-01-12    AA          750           780,757         6.36
Wtr Rev Iss of 1992                                    5.000     07-01-20    AA        7,500         7,216,425         5.20
Millbrae, City of, Residential Facil Rev Ser
1997A Magnolia of Millbrae Proj                        7.375     09-01-27    BB        1,000           982,780         7.50
Modesto Irrigation District, Cert of Part Ref &
Cap Imps Proj Ser 1999B                                5.300     07-01-22    A+          960           926,237         5.49
Mountain View Capital Improvements Financing
Auth,  1992 Rev City Hall/Community Theatre
Complex and Shoreline Regional Park Comm Tax
Alloc Refin                                            6.500     08-01-16    AAA         600           623,862         6.25
New Haven Unified School District,
Cap Apprec-Ser A                                        Zero     08-01-21    AAA       7,405         2,227,572         5.73
Northern California Transmission Agency, Rev 1990
Ser A Calif-Oregon Transm Proj                         7.000     05-01-13    AAA         100           122,081         5.73
Rev 1992 Ser A Calif-Oregon Transm Proj                6.500     05-01-16    AAA       1,000         1,053,580         6.17
Oakland, Port of, Spec Facil Rev 1992 Ser A
Mitsui O.S.K. Lines Ltd Proj                           6.800     01-01-19    BBB+        500           505,630         6.72
Oceanside, City of, Ref Cert of Part Ser A             6.375     04-01-12    A3        3,000         3,177,750         6.02
Orange County Development Agency, Tax Alloc Santa
Ana Heights Proj                                       6.125     09-01-23    BBB       5,000         5,045,950         6.07
Orange Cove Irrigation District, Cert of Part
Ref-Rehab Proj                                         5.000     02-01-17    AAA       2,045         2,029,090         5.04
Cert of Part Rehab Proj                                7.250     02-01-12    AA        2,000         2,066,220         7.02
Cert of Part Rehab Proj                                7.000     02-01-15    AA        2,500         2,580,200         6.78
Orange, County of, Cert of Part Civic Ctr Exp
Proj                                                   6.700     08-01-18    AAA       1,000         1,043,960         6.42
Cert of Part Recovery Ref Ser A                        5.800     07-01-16    AAA       2,000         2,117,120         5.48
Ser A of 1992 Spec Tax of Community Facil Dist
88-1 Aliso Viego                                       7.350     08-15-18    AAA       1,000         1,081,090         6.80
Pasadena, City of, Cert of Part Ref Old Pasadena
Pkg Facil Proj                                         6.250     01-01-18    A+        1,205         1,345,756         5.60
Pittsburg Redevelopment Agency, Spec Tax of
Community Facil Dist 90-1 California Ave               7.400     08-15-20    BBB       3,040         3,189,720         7.05
Poway, City of, Community Facil Dist No 88-1
Spec Tax Ref Pkwy Business Ctr                         6.750     08-15-15    BB        1,000         1,069,490         6.31
Rancho Mirage, City of, Joint Powers Financing
Auth, Civic Center Rev Ref Ser 1991A Preref            7.500     04-01-17    BBB         195           202,755         7.21
Civic Center Rev Ref Ser 1991A Unref Bal               7.500     04-01-17    BBB          55            56,769         7.27
Redondo Beach Public Financing Auth, Rev South
Bay Center Redevel Proj                                7.000     07-01-16    BBB+        950         1,023,169         6.50
Richmond, County of, Imp Bd Act of 1915 Ref
Reassessment District No 855                           6.600     09-02-19    BBB-      2,405         2,484,076         6.39
Riverside County Asset Leasing Corp, Leasehold
Rev 1993 Ser A Riverside County Hosp Proj              6.500     06-01-12    A         1,000         1,110,340         5.85
Sacramento City Financing Auth, Rev Convention
Ctr Hotel Ser 1999A                                    6.250     01-01-30    BB+       5,500         5,306,290         6.48
Sacramento County Sanitation District Finance
Authority, Rev Ser A                                   5.875     12-01-27    AA        1,500         1,546,290         5.70
Sacramento Power Auth, Cogeneration Proj Rev
Light & Pwr Imp                                        6.000     07-01-22    BBB-     12,000        12,223,800         5.89
Sacramento Unified School District, Spec Tax of
Community Facil Dist 1 Ser B                           7.300     09-01-13    Baa         760           826,903         6.71
San Bernardino, County of, Cert of Part Ref
Medical Ctr Fin Proj                                   5.500     08-01-17    AAA       5,000         5,247,850         5.24
Cert of Part Ref Medical Ctr Fin Proj                  5.500     08-01-17    A- p      3,750         3,778,613         5.46
Cert of Part Ref Medical Ctr Fin Proj Ser A            5.500     08-01-15    AAA       4,000         4,316,160         5.10
Cert of Part Ser B Cap Facil Proj                      6.875     08-01-24    AAA         350           414,361         5.81
San Bruno Park School District, Cap Apprec Ser B        Zero     08-01-21    AAA       1,015           322,323         5.56
Cap Apprec Ser B                                        Zero     08-01-23    AAA       1,080           303,253         5.62
San Diego, County of, Cert of Part Reception Ctr
& Cooling Plant Fin                                    6.750     08-01-19    AAA       3,000         3,344,130         6.06
San Diego County Regional Transportation
Commission, Sales Tax Rev Refunded Bal Ser 1991A       7.000     04-01-06    AA-          90            95,145         6.62
San Diego County Water Auth, Water Rev Cert of
Part Reg RITES                                         7.129#    04-23-08    AAA       1,000         1,140,000         6.25
Water Rev Cert of Part Reg RITES                       7.129#    04-24-09    AAA         400           456,000         6.25
San Diego Redevelopment Agency, Tax Alloc Cap
Apprec Ser 1999B                                        Zero     09-01-17    BB        1,600           562,016         6.25
Tax Alloc Cap Apprec Ser 1999B                          Zero     09-01-18    BB        1,700           555,645         6.31
Tax Alloc City Heights Proj Ser 1999A                  5.800     09-01-28    BB        1,395         1,331,960         6.07
San Diego Unified School District, GO Cap Apprec
Ser 1999A                                               Zero     07-01-21    AAA       2,500           797,525         5.56
San Francisco State Building Auth, Lease Rev Ref
1993 Ser A Dept of Gen Serv                            5.000     10-01-13    A+        2,145         2,188,329         4.90
San Francisco, City of, Resid Facil Ser A
Coventry Park Proj                                     8.500     12-01-26    BB-       2,000         2,030,840         8.37
San Joaquin Hills Transportation Corridor Agency,
Toll Rd Rev Jr Lien Cap Apprec                          Zero     01-01-03    AAA       5,000         4,534,750         4.23
Toll Rd Rev Ref Conv Cap Apprec Ser A                   Zero     01-15-21    BBB-      5,000         3,226,350         6.24
Toll Rd Rev Sr Lien Cap Apprec                          Zero     01-01-14    AAA       5,000         2,551,450         5.11
Toll Rd Rev Sr Lien Cap Apprec                          Zero     01-01-22    AAA       6,500         2,004,990         5.59
San Marcos Public Facilities Auth, Rev Tax Incr
Proj Area 3-A                                          6.000     08-01-31    BB        1,305         1,241,538         6.31
San Marino Unified School District, Ser A               Zero     07-01-24    AAA       5,820         1,538,924         5.66
San Mateo County Joint Powers Financing Auth,
Lease Rev Ref Cap Proj Prog                            5.000     07-01-21    AAA       1,815         1,746,683         5.20
Santa Ana Financing Auth, Lease Rev Ser A Police
Admin & Holding Facil                                  6.250     07-01-19    AAA       1,790         2,027,766         5.52
Lease Rev Ser A Police Admin & Holding Facil           6.250     07-01-24    AAA      10,000        11,305,700         5.53
Rev Ref Ser D Mainplace Proj                           5.600     09-01-19    BBB-      1,000           969,990         5.77
Santa Barbara, County of, 1991 Cert of Part            6.400     02-01-11    A+          250           257,408         6.22
Santa Clara County Finance Auth, Lease Rev Ser
2000B Mult Facil Proj                                  5.500     05-15-17    AAA       6,000         6,250,920         5.28
Santa Clarita Community Facilities, Spec Tax of
Community Facil Dist 92-1 Ser A                        7.450     11-15-10    BBB       3,600         3,806,712         7.05
Southern California Home Financing Auth, Single
Family Mtg Rev GNMA & FNMA Mtg Backed Ser A            6.750     09-01-22    AAA         570           580,089         6.63
Southern California Public Power Auth, Rev Ref
Southern Transmission Proj                              Zero     07-01-13    AAA       4,400         2,299,748         5.12
Torrance Redevelopment Agency, Tax Alloc Ref Ser
1992 Downtown Redevel Proj                             7.125     09-01-21    Baa2        500           525,035         6.79
Tustin Unified School District, Cmnty Facs Dist
No 97-1                                                6.375     09-01-35    BBB-      1,000         1,008,160         6.32
University of California, Cert of Part Ref UCLA
Central Chiller/Cogeneration Proj                      5.400     11-01-11    Aa3       1,000         1,028,940         5.25
Vallejo Sanitation and Flood Control District,
Cert of Part                                           5.000     07-01-19    AAA       2,500         2,446,100         5.11
Victor Valley Union High School District, Cert of
Part                                                   7.875     11-01-12    AA        1,255         1,287,743         7.67
West Covina Redevelopment Agency, Ref Community
Facil Dist Spec Tax Fashion Plaza Proj                 6.000     09-01-22    A         3,000         3,218,010         5.59
                                                                                                 -------------
                                                                                                   342,593,988
                                                                                                 -------------
Puerto Rico (7.80%)
Puerto Rico Aqueduct and Sewer Auth,
Ref Pars & Inflos Ser 1995 Gtd by
the Commonwealth of
Puerto Rico                                            7.370#    07-01-11    AAA       7,500         9,131,250              6.05
Puerto Rico Highway and Transportation Auth,
Highway Rev Ref 1996 Ser Z                             6.250     07-01-14    AAA       3,250         3,672,792              5.53
Ser A-MBIA IBC                                         5.000     07-01-38    AAA       5,000         4,633,250              5.40
Ser B                                                  6.000     07-01-26    A         1,000         1,034,650              5.80
Puerto Rico Elec Pwr Auth Pwr Rev , Ser HH             5.250     07-01-29    AAA       2,500         2,434,625              5.39
Puerto Rico Ind'l, Tourist, Ed'l,
Medical & Environmental Ctl Facs
Hospital De La Concepcion-A                            6.500     11-15-20    AA          500           544,790              5.97
Puerto Rico Ports Auth, Spec Facil Rev 1996 Ser A
American Airlines Inc Proj                             6.250     06-01-26    BBB-      2,000         2,039,080              6.13
Puerto Rico, Commonwealth of, GO Pub Imp Ser 1996      6.500     07-01-15    A         6,000         6,872,940              5.67
                                                                                                 -------------
                                                                                                    30,363,377
                                                                                                 -------------
TOTAL TAX-EXEMPT LONG-TERM BONDS
(Cost $350,522,983)                                                                   (95.84%)     372,957,365
@                                                                                    ---------    ------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.58%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated 08-31-00, due
09-01-00  (Secured by U.S. Treasury
Bonds, 7.250% thru 9.250%,  due
02-15-16 thru 02-15-19) -- Note A                      6.610                             6,141       6,141,000
                                                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                                                            (1.58%)      6,141,000
                                                                                     ---------    ------------
TOTAL INVESTMENTS                                                                      (97.42%)    379,098,365
                                                                                     ---------    ------------
OTHER ASSETS AND LIABILITIES, NET                                                       (2.58%)     10,040,827
@                                                                                    ---------    ------------
TOTAL NET ASSETS                                                                      (100.00%)   $389,139,192
                                                                                     =========    ============

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers,
  Inc. where Standard & Poor's ratings are not available.

+ The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

# Represents rate in effect on August 31, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------
The California Tax-Free Income Fund invests primarily in securities issued by the state of California and its various political subdivisions. The performance of the Fund is closely tied to economic conditions within California and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at August 31, 2000 assigned to the various sector categories.

                                        MARKET VALUE
                                      AS A PERCENTAGE
                                          OF FUND'S
SECTOR DISTRIBUTION                      NET ASSETS
-------------------                      ----------
General Obligation                           4.79%
Revenue Bonds -- Authority                   4.32
Revenue Bonds -- Correctional Facility       5.31
Revenue Bonds -- Education                   7.24
Revenue Bonds -- Electric                    5.52
Revenue Bonds -- Facility                    2.16
Revenue Bonds -- Harbor/Channel              0.75
Revenue Bonds -- Health                     12.77
Revenue Bonds -- Highway                     1.46
Revenue Bonds -- Housing                     3.64
Revenue Bonds -- Improvement                 0.78
Revenue Bonds -- Industrial Redevelopment    0.14
Revenue Bonds -- Industrial Revenue          0.65
Revenue Bonds -- Lease                       2.05
Revenue Bonds -- Multi-Family                0.91
Revenue Bonds -- Non-Profit                  0.56
Revenue Bonds -- Other                      17.60
Revenue Bonds -- Parking Garage/Authority    0.35
Revenue Bonds -- Pollution Control           0.80
Revenue Bonds -- Rev-Special Tax             1.22
Revenue Bonds -- Sanitation District         0.40
Revenue Bonds -- School                      0.26
Revenue Bonds -- Tax Allocation              0.52
Revenue Bonds -- Tax Increment               0.32
Revenue Bonds -- Transportation              9.93
Revenue Bonds -- Various Purpose             0.32
Revenue Bonds -- Water and Sewer            11.07
                                          -------
TOTAL TAX-EXEMPT LONG-TERM BONDS            95.84%
                                          =======



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- California Tax-Free Income Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock California Tax-Free Income Fund (the "Fund") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and California personal income taxes as is consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan, have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $9,315,967 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows:
August 31, 2002 -- $111,795, August 31, 2003 -- $5,169,717, August 31,
2004 -- $2,378,578, August 31, 2005 -- $7,774, August 31, 2006 --
$679,515 and August 31, 2008 -- $968,588. Additionally, net capital losses of $446,252 attributable to security transactions occurring after October 31, 1999 are treated as arising on the first day of the Fund's next taxable year (September 1, 2000).

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The maximum loan balance outstanding during the year amounted to $4,595,700. The annualized interest rate charged during the period ranged from 5.88% to 6.63%. At August 31, 2000, there were no outstanding borrowings.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES
AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program at an annual rate of 0.55% of the Fund's average daily net asset value.

The Adviser has voluntarily agreed to limit the Fund's operating expenses to 0.75%, 1.50% and 1.60% of the average net assets attributable to Class A, Class B and Class C, respectively. Accordingly, the reduction in the Adviser's fee amounted to $323,402 for the year ended August 31, 2000. This limitation may not be discontinued until December 31, 2000.

The Fund has an agreement with its custodian bank under which $867 of custodian fees have been reduced by balance credits applied during the year ended August 31, 2000 . If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended August 31, 2000, net sales charges received with regard to sales of Class A shares amounted to $47,379. Out of this amount, $5,425 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $34,592 was paid as sales commissions to unrelated broker-dealers and $7,362 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 2000, CDSCs amounted to $275,005.

Effective May 1, 2000, all Class C retail purchases are assessed a 1.00% up-front sales charge. For the year ended August 31, 2000, up-front sales charges received with regard to sales of Class C shares amounted to $20,873. Out of this amount, $20,853 was paid as sales commissions to unrelated broker-dealers and $20 was paid as sales commissions to sales personnel of Signator Investors. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended August 31, 2000, CDSCs amounted to $363.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution
Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.15% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. JH Funds has temporarily agreed to limit the distribution and service fees pursuant to the Class B plan to 0.90% of the average daily net assets. Accordingly, the reduction in the distribution and service fees amounted to $85,072 for the year ended August 31, 2000.
This limitation may not be discontinued until December 31, 2000. Up to a maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S.
Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market periodically to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended August 31, 2000, aggregated $39,750,984 and $72,556,684, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended August 31, 2000 .

The cost of investments owned at August 31, 2000 (including the joint repurchase agreement) for federal income tax purposes was $356,663,983. Gross unrealized appreciation and depreciation of investments aggregated $25,753,210 and $3,318,828 respectively, resulting in net unrealized appreciation of $22,434,382.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 2000, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $2,641, an increase in undistributed net investment income of $975 and a decrease in capital paid-in of $3,616. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 2000. Additional adjustments may be needed in subsequent reporting years. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock California Tax-Free Income Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock California Tax-Free Income Fund (the "Fund"), including the schedule of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock California Tax-Free Income Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
October 12, 2000


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 2000.

None of the 2000 income dividends qualify for the corporate dividends-received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends which are 99.26% tax-exempt, of this amount 100% is tax exempt for the State of California. The percentage of income dividends from the Fund subject to the alternative minimum tax is 4.63%.

None of the income dividends were derived from the U.S. Treasury Bills.

For specific information on exemption provisions in your state, consult your local state tax office or your tax advisor.

Shareholders will be mailed a 2000 U.S. Treasury Department Form
1099-DIV in January 2001. This will reflect the total of all distributions which are taxable for calendar year 2000.



NOTES

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NOTES

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John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock California Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]


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